Exhibit 10.2

                DEFERRED UNIT AWARD AGREEMENT

     This  AGREEMENT made this date, July 25, 2005,  by  and
between   AMR  Corporation,  a  Delaware  corporation   (the
"Corporation"), and First Last (the "Employee"), employee number 000000.

     WHEREAS, the Compensation Committee (the "Committee") of the Board of Directors has determined that the Employee is a key employee and has further determined to make an award of Deferred Units to the Employee as an inducement for the Employee to remain with the Corporation (or a Subsidiary or Affiliate thereof) and to motivate the Employee during such employment.

     NOW, THEREFORE, the Corporation and the Employee hereby agree as follows:

     1.   Grant of Award.

     The Employee is hereby granted as of July 25, 2005 (the "Grant Date") a Deferred Unit Award (the "Award"), subject to the terms and conditions of this Agreement, with respect to 0,000 Deferred Units (the "Units"). The Units covered by the Award will vest, if at all, in accordance with Section 2 hereof. July 25, 2008, is hereby established as the "Vesting Date" of the Award.

     2.   Distribution of Award.

     Payment with respect to the Award, on the Vesting Date, will occur, if at all, in accordance with the following terms and conditions:

     (a) If the Employee is on the payroll of a Subsidiary that is wholly owned by the Corporation as of the Vesting Date, a payment (determined in accordance with Section 4 of this Agreement) will be made to the Employee in accordance with the following schedule:

        Number of Units        Vesting Date
             0,000              7/25/2008

     Payment under this Section 2(a) will be made within  30
days of the Vesting Date.

     (b) In the event the Employee's employment with the Corporation (or a Subsidiary or Affiliate thereof) is terminated prior to the Vesting Date due to the Employee's death, Disability, Retirement or termination not for Cause (each an "Early Termination"), the Award will vest on a pro-rata basis and will be paid to the Employee (or, in the event of the Employee's death, the Employee's designated beneficiary for the purposes of the Award, or in the absence of an effective beneficiary designation, the Employee's estate). The pro-rata basis will be a percentage where the denominator is 36 and the numerator is the number of months from the Grant Date through the month of Early Termination, inclusive. The pro-rata Award will be paid to the Employee (or, in the event of the Employee's death, the Employee's designated beneficiary for the purposes of the Award, or in the absence of an effective beneficiary designation, the Employee's estate) within 60 days after the Employee's death, date of separation from employment due to Retirement or termination not for Cause or Disability subject in all cases to Section 2(e). For purposes of this Section 2(b), "Disability" shall mean "disability" as defined in section 409A(a)(2)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). The amount of the payout will be calculated in accordance with Section 4.

     (c) In the event of a Change in Control of the Corporation prior to the complete distribution of the Award, the Award will be paid within 60 days of the date of the Change in Control. In such event, the Vesting Date referred to in Sections 1 and 4 of this Agreement shall be the date of the Change in Control. The term "Change in Control" is defined for purposes of this Agreement in Section 7.

     (d)  Notwithstanding the terms of Section 2(a), 2(b) or
2(c), the Award will be forfeited in its entirety if prior to the Vesting Date:

          (i) The Employee's employment with the Corporation (or a Subsidiary or Affiliate thereof) is terminated for Cause, or if the Employee terminates his/her employment with the Corporation (or a Subsidiary or Affiliate thereof);

          (ii) The   Employee  becomes  an  employee  of   a
               Subsidiary that is not wholly owned by the Corporation; or

          (iii)The Employee takes a leave of absence without reinstatement rights, unless otherwise agreed in writing between the Corporation (or a Subsidiary or Affiliate thereof) and the Employee.

     (e) Notwithstanding the provisions of Section 2(b), if the Employee is a person subject to section 409A(a)(2)(B)(i) of the Code, any payment on account of Retirement or termination not for Cause of the Employee shall be delayed until the sixth month anniversary of the date of the Employee's separation from employment due to Retirement or termination not for Cause.

     3.   Transfer Restrictions.

     Unless otherwise permitted by the Committee, this award is non-transferable other than by will or by the laws of descent and distribution, and may not be assigned, pledged or hypothecated and will not be subject to execution, attachment or similar process. Upon any attempt by the Employee (or the Employee's successor in the interest after the Employee's death) to effect any such disposition, or upon the commencement of any such process, the Award may immediately become null and void, at the discretion of the Committee.

     4.   Determining the payment.

      The amount of the payment shall be determined by the product of: [the number of Units that have vested] and [the Fair Market Value of one share of the Corporation's Common Stock on the Vesting Date]. The Corporation will withhold from the cash payment any and all taxes.

     5.   Miscellaneous.

     This Agreement (a) will be binding upon and inure to the benefit of any successor of the Corporation, (b) will be governed by the laws of the State of Texas and any applicable laws of the United States, and (c) may not be amended without the written consent of both the Corporation and the Employee. No contract or right of employment will be implied by this Agreement.

     In consideration of the Employee's privilege to participate in the Plan, the Employee agrees (i) not to disclose any trade secrets of, or other confidential/restricted information of, American Airlines, Inc. ("American") or its Affiliates to any unauthorized party and (ii) not to make any unauthorized use of such trade secrets or confidential or restricted information during his or her employment with American or its Affiliates or after such employment is terminated, and (iii) not to solicit any then current employees of American or any other Subsidiaries of the Corporation to join the Employee at his or her place of employment after his or her employment with American or its Affiliates is terminated.

     The  Employee shall not have the right to defer payment
of  the  Award.   Except as provided in this Agreement,  the
Committee and Corporation shall not accelerate payment of the Award.

     6.   Adjustments in Awards.

     In the event of a Stock dividend, Stock split, merger, consolidation, re-organization, re-capitalization or other change in the corporate structure of the Corporation, appropriate adjustments may be made by the Committee in the number of Units awarded.

     7.   Definitions.

       Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth for such terms in the Corporation's 2003 Employee Stock Incentive Plan. For purposes of Section 2(c), the term "Change in Control" shall mean a "change in ownership or effective control", or "change in ownership of the assets" of the Corporation, as determined pursuant to Internal Revenue Service Notice 2005-1 (or successor guidance thereto under section 409A of the Code).

     8.   American Jobs Creation Act.

     Amendments to this Agreement may be made by the Corporation, without the Employee's consent, in order to ensure compliance with the American Jobs Creation Act of 2004.

     IN WITNESS HEREOF, the Employee and the Corporation have executed this Deferred Unit Agreement as of the day and year first above written.



Employee                           AMR CORPORATION



______________________________     _____________________
                                   Charles D. MarLett
                                   Corporate Secretary



                   Grant of Deferred Units
                        July 25, 2005



                                   # of Deferred
            Officer Name           Units Granted

            Gerard Arpey                 24,000

            James Beer                   16,500

            Daniel Garton                16,500

            Gary Kennedy                 10,000

            Charles Marlett               4,200